Federal Funds Purchased and Repurchase Agreements - Summary of Information Concerning Securities Sold under Agreements to Repurchase (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Banking and Thrift [Abstract]
Average daily balance during the year	$ 12,792	$ 3,525
Average interest rate during the year	0.58%	0.71%
Maximum month-end balance during the year	$ 24,466	$ 5,077
Weighted average interest rate at year end	0.56%	0.73%